Shareholders' Equity	12 Months Ended
Jun. 30, 2012
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

Note 12. Shareholders’ Equity

Ordinary Shares  — The Company has unlimited ordinary shares authorized. Holders of the Company’s ordinary shares are entitled to one vote for each ordinary share. At June 30, 2012 and June 30, 2011, there were 3,465,059 and 2,012,500 ordinary shares outstanding, respectively. Ordinary shares outstanding at June 30, 2012 and June 30, 2011 excludes 6,597,441 and 0 ordinary shares subject to possible redemption, respectively.

Preferred Shares  — The Company is authorized to issue an unlimited number of preferred shares in five different classes with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. At June 30, 2012 and June 30, 2011, there were no preferred shares outstanding.